UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 23, 2006


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                   0-22011                  86-0760991
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(State or other jurisdiction of     (Commission               (IRS Employer
          incorporation)             File Number)            Identification No.)


    2575 East Camelback Road, Ste. 450, Phoenix, AZ               85016
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      (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (602) 508-0112


                                Bionutrics, Inc.
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

ITEM 3.03    MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

ITEM 8.01    OTHER EVENTS.


         On May 23, 2006, the Registrant consummated its previously announced acquisition of all of the outstanding equity interests in Kirk Pharmaceuticals, LLC, as well as it subsidiary Andapharm LLC (collectively, "KIRK"). Kirk is a Florida-based pharmaceutical company which manufactures over-the-counter ("OTC") and generic prescription drugs. Kirk was founded in 1999 and has grown from four employees to more than 120 at the date of this Report. Kirk has 70,000 square feet of manufacturing space in its FDA- and DEA- approved facility and Schedule 2, 3, 3N, 4, and 5 pharmaceutical manufacturing and List I Chemicals certification. Kirk currently manufacturers and/or markets more than 30 OTC solid dose and soft-gel pharmaceutical products. Kirk's business strategy is to develop and manufacture low-cost OTC products in a streamlined manufacturing environment using Current Good Manufacturing Practices (cGMP) guidelines.

         Under the acquisition agreements, the aggregate purchase price was $12,000,000 (the "PURCHASE PRICE") payable to John D. Copanos and John S. Copanos, the sole holders of such equity interests. Of the Purchase Price, the Company delivered (i) $9,000,000 (the "CASH PURCHASE PRICE") at the closing and
(ii) a promissory note (the "KIRK ACQUISITION NOTE") in the principal amount of $3,000,000. The Kirk Acquisition Note is held solely by John S. Copanos. The Kirk Acquisition Note constitutes a general unsecured obligation of the Registrant.

         Immediately prior to the closing of the acquisition of Kirk, the Registrant consummated two financings to satisfy the cash Purchase Price and working capital requirements of the Registrant: (i) a credit facility with Bank of India, New York Branch (the "BANK OF INDIA FINANCING"); and (ii) sale (the "MANEESH INVESTMENT") of 1,500,000 shares of common stock, par value $0.001 per share (the "COMMON STOCK"), of the Registrant to Maneesh Pharmaceuticals ("MANEESH"), an India-based accredited investor (as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "SECURITIES ACT")).

         The Bank of India Financing is structured as senior secured indebtedness in the principal amount (the "PRINCIPAL") of $10,500,000. Of the Principal, $5,250,000 was required to be utilized to satisfy a portion of the Cash Purchase Price and $5,250,000 was required to be utilized for working capital purposes (the "WORKING CAPITAL LOAN"). Of the portion of the Principal that represented the Working Capital Loan, the Registrant is entitled to borrow from time to time an amount equal to 70% of the value of fully paid inventory and accounts receivable of the Registrant together with 100% of cash in accounts maintained by the Borrower and its subsidiaries at Bank of India, or


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$5,250,000.00, whichever is less. The Bank of India Financing accrues interest at the prime rate of interest as determined by Bank of India plus 1.0%. In the event of any event of default, such interest rate shall increase to the prime rate of interest as determined by Bank of India plus 3.0%. Interest is payable monthly. The Principal is subject to repayment as follows:

         DATE                                              AMOUNT

         December 31, 2006                            $250,000.00
         March 31, 2007                               $250,000.00
         June 30, 2007                                $250,000.00
         September 30, 2007                           $250,000.00
         December 31, 2007                            $250,000.00
         March 31, 2008                               $500,000.00
         June 30, 2008                                $500,000.00
         September 30, 2008                           $500,000.00
         December 31, 2008                            $500,000.00
         March 31, 2009                               $750,000.00
         June 30, 2009                                $750,000.00
         September 30, 2009                           $750,000.00
         December 31, 2009                            $750,000.00
         March 31, 2010                             $1,000,000.00
         June 30, 2010                              $1,000,000.00
         September 30, 2010                         $1,000,000.00
         December 31, 2010                          $1,250,000.00

             Total                                 $10,500,000.00

         In the event that the Registrant shall prepay any Principal under the Bank of India Financing, such prepayment shall be subject to a fee equal to 1.0% of the amount prepaid for each year or portion thereof remaining between the date of prepayment and December 31, 2010.

         The obligations of the Registrant under, and pursuant to, the Bank of India Financing have been guaranteed jointly and severally by the following subsidiaries of the Registrant: Andapharm, Inc., a Nevada corporation, Andapharm, LLC, a Florida limited liability company, Bionutrics Health Products, Inc., a Delaware corporation, Incon Technologies, Inc., a Delaware corporation, Kirk Pharmacueticals, LLC, a Florida limited liability company, Kirk Pharmaceuticals, Inc., a Nevada corporation, Lipogenics, Inc., a Delaware corporation, Synovics Laboratories, Inc., a Nevada corporation and Nutrition Technology Corp., a Nevada corporation (collectively, the "SUBSIDIARY GUARANTORS"). Each Subsidiary Guarantor has granted to Bank of India a first priority security interest with in its properties and assets as security for its obligations under, and pursuant to such guaranties.

     The obligations of the Registrant under, and pursuant to, the Bank of India Financing have been further guaranteed jointly and severally by Dr. Nirmal Mulye, the Chief Scientific Officer and a Director of the Registrant, and Nostrum Pharmaceuticals, Inc., a Delaware corporation and affiliate of Dr. Mulye.

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     The Bank of India Financing includes, without limitation, the following restrictions, any of which may be waived by Bank of India: (i) prohibition on liens other than certain permitted liens, including de minimis purchase money security interests; (ii) certain indebtedness and guarantees; (iii) mergers and sales of assets; (iv) leases out of the ordinary course of business; (v) declaration and payment of dividends; (vi) investment out of the ordinary course of business; (vi) limitations on capital expenditures.

         Simultaneously with the closing of the acquisition of Kirk and the Bank of India Financing, the Registrant consummated the sale of 1,500,000 shares of Common Stock to Maneesh. The purchase price for such shares was $4.00 per share, resulting in proceeds to the Registrant of $6,000,000.

         As a result of the consummation of the Bank of India Financing and the Maneesh Investment, the Registrant may required to repay its currently outstanding 9% Convertible Bridge Notes (the "BRIDGE NOTES"). The Registrant has solicited the consent of the holder of the Bridge Notes to convert their Bridge Notes into, and exchange their Bridge Notes for, an amended form of convertible note (the "REVISED NOTE") accruing interest at the rate of 9% per annum and convertible into shares of Common Stock at the conversion price of 2.50 per share. The Revised Note shall mature on April 3, 2009 and constitute unsecured indebtedness of the Registrant.

         The Registrant terminated the Placement Agency Agreement, dated as of October 3, 2006, by and between the Registrant and Indigo Securities LLC.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a) It is impractical to provide the required financial information at the date of the filing of this Current Report on Form 8-K. The required financial information will be provided as soon as practicable.

(b) It is impractical to provide the required pro forma financial information at the date of the filing of this Current Report on Form 8-K. The required pro forma financial information will be provided as soon as practicable.


(c)      Exhibits

         EXHIBIT      DESCRIPTION
         -------      -----------

          4.1* Promissory Note, dated May 23, 2006, by the Registrant in favor of John S. Copanos

          4.2* Promissory Note, dated May 22, 2006, by the Registrant in favor of Bank of India, in the Principal Amount of $10,500,000


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         EXHIBIT      DESCRIPTION
         -------      -----------

         10.1(1)* Purchase Agreement, dated as of July 18, 2005, by and between the Registrant and John D. Copanos and John S. Copanos

         10.2* Andapharm Purchase Agreement, dated as of July 28, 2005, between the Registrant and John S. Copanos.

         10.3* Credit Agreement, dated as of May 22, 2006, between the Registrant and Bank of India, New York Branch

         10.4* Security Agreement, dated May 22, 2006, by the Registrant in favor of Bank of India

         10.5*        Security Agreement, dated May 22, 2006, by Andapharm, Inc.
                      in favor of Bank of India

         10.6* Security Agreement, dated May 22, 2006, by Andapharm, LLC in favor of Bank of India

         10.7* Security Agreement, dated May 22, 2006, by Bionutrics Health Products, Inc. in favor of Bank of India

         10.8* Security Agreement, dated May 22, 2006, by Incon Technologies, Inc. in favor of Bank of India

         10.9* Security Agreement, dated May 22, 2006, by Kirk Pharmacueticals, Inc. in favor of Bank of India

         10.10* Security Agreement, dated May 22, 2006, by Kirk Pharmaceuticals, LLC in favor of Bank of India

         10.11* Security Agreement, dated May 22, 2006, by Lipogenics, Inc. in favor of Bank of India

         10.12* Security Agreement, dated May 22, 2006, by Synovics Laboratories, Inc.in favor of Bank of India

         10.13* Security Agreement, dated May 22, 2006, by Nutrition Technology Corp.in favor of Bank of India

         10.14* Corporate Guaranty, dated May 22, 2006, by Andapharm, Inc., Andapharm, LLC, Bionutrics Health Products, Inc., Incon Technologies, Inc., Kirk Pharmacueticals, LLC, Kirk Pharmaceuticals, Inc., Lipogenics, Inc., Synovics Laboratories, Inc., and Nutrition Technology Corp. in favor of Bank of India

         10.15* Individual Guaranty, dated May 22, 2006, by Dr. Nirmal Mulye in favor of Bank of India

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         EXHIBIT      DESCRIPTION
         -------      -----------

         10.16* Corporate Guaranty, dated May 22, 2006 by Nostrum Pharmaceuticals, Inc. in favor of Bank of India

         10.17(2) Placement Agency Agreement, dated as of October 3, 2006, by and between the Registrant and Indigo Securities LLC

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           *   To be filed by amendment

          (1) Incorporated by reference to the Current Report on Form 8-K of the Registrant filed with the Securities and Exchange Commission on July 22, 2005

          (2) Incorporated by reference to the Current Report on Form 8-K of the Registrant filed with the Securities and Exchange Commission on October 7, 2005




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: May 25, 2006

                                         SYNOVICS PHARMACEUTICALS, INC.

                                         By: /s/ Ronald H. Lane
                                             -----------------------------------
                                         Name:  Ronald H. Lane, PhD.
                                         Title: President